UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2011

MEMC Electronic Materials, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13828	56-1505767
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Pearl Drive (City of O’Fallon) St. Peters, Missouri	63376
(Address of principal executive offices)	(Zip Code)

(636) 474-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with registration statements on Form S-3 of MEMC Electronic Materials, Inc. (the “Company”) relating to the resale of shares issued in connection with the Company’s acquisition of Sun Edison LLC, the Company is filing its December 31, 2010 consolidated financial statements which have been updated from its previously filed financial statements solely to reflect additions to Note 24, Subsequent Events. None of the subsequent events disclosed in Note 24 affected the financial position, results of operations and cash flows of the Company for the historical periods presented.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits	Item

23.1	Consent of KPMG LLP

99.1	Consolidated Financial Statements of the Company as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: March 29, 2011	By: /s/ Bradley D. Kohn
Name: Bradley D. Kohn
Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Number	Item

23.1	Consent of KPMG LLP

99.1	Consolidated Financial Statements of the Company as of December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document